UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: NOVEMBER 4, 1999



                               INSILCO HOLDING CO.
             (Exact Name of Registrant as specified in its charter)




            Delaware                0-24813             06-1158291
            --------                -------             ----------
  (State or other jurisdiction    (Commission          (IRS Employer
of incorporation or organization)   File No.)       Identification Number)




                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)

ITEM 5.  OTHER EVENTS.

The Company's press release issued November 4, 1999 is attached as an exhibit and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           EXHIBIT NO.                   DESCRIPTION
           -----------                   -----------

            99 (a)     Press release of the Company issued November 4, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INSILCO HOLDING CO.
                                        --------------------------------------
                                        Registrant




Date:    November 4, 1999               By: /s/   Michael R. Elia
                                            ----------------------------------
                                            Michael R. Elia
                                            Sr. Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX



           Exhibit No.              Description
           -----------              -----------

            99 (a)     Press release of the Company issued November 4, 1999.